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                                                                      EXHIBIT 24

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of ANADARKO PETROLEUM CORPORATION (the "Company"), a Delaware corporation, does hereby constitute and appoint SUZANNE SUTER and MICHAEL E. ROSE, and each of them, his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which, with the advice of Counsel, said Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the filing under said Act of the Form 10-K Annual Report, including specifically, but without limitation thereof, to sign his name as an Officer and/or Director of the Company to the Form 10-K Annual Report filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Annual Report or amendment thereto; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 27th day of February 1995.

      [ROBERT J. ALLISON, JR.]                       [JAMES L. BRYAN]
- -----------------------------------        -----------------------------------
       Robert J. Allison, Jr.                         James L. Bryan

        [CONRAD P. ALBERT]                           [JOHN R. GORDON]
- -----------------------------------        -----------------------------------
         Conrad P. Albert                             John R. Gordon

          [LARRY BARCUS]                           [CHARLES M. SIMMONS]
- -----------------------------------        -----------------------------------
           Larry Barcus                             Charles M. Simmons

          [RONALD BROWN]                            [MICHAEL E. ROSE]
- -----------------------------------        -----------------------------------
           Ronald Brown                              Michael E. Rose

          [J. R. LARSON]                             [SUZANNE SUTER]
- -----------------------------------        -----------------------------------
           J. R. Larson                               Suzanne Suter